UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 22, 2013
Spherix Incorporated
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)
Delaware 0-5576	52-0849320
(Address of principal executive offices) 6430 Rockledge Drive, Suite 503, Bethesda, Maryland	(Zip Code) 20817
Registrant’s telephone number, including area code	301-897-2540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 22, 2013, Spherix Incorporated (the “Company”) agreed upon a retention understanding with Robert A. Lodder, Ph.D. as the Company’s President and Principal Executive Officer through June 30, 2013 presented in Exhibit 99.1 the Retention Agreement with Robert A. Lodder, Ph.D.

Item 9.01

Financial Statements and Exhibits

Exhibit

Number

Description

99.1

Retention Agreement dated as of January 22, 2013, by and between Robert A. Lodder, Ph.D. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated

(Registrant)

By:

/s/ Robert L. Clayton

Robert L. Clayton, CFO

Date:  February 7, 2013